For Immediate Release

Dillard’s, Citi and Mastercard Announce New Credit Card Agreements

Little Rock, AR, Purchase, NY and New York, NY – January 29, 2024 - Dillard’s, Inc. (“Dillard’s”) (NYSE: DDS), Citi (NYSE: C) and Mastercard (NYSE: MA) announced today that the companies have entered into new agreements to provide a credit card program for Dillard’s customers. Citi will purchase the existing Dillard’s credit card accounts and Mastercard will serve as the exclusive payment network for co-branded cards offered under the new program.

The Dillard’s credit card program offered by Citi will include a new co-branded Mastercard as well as a private label credit card. The new co-branded Mastercard will replace the existing co-branded card. Additionally, Citi will provide customer service functions and support certain Dillard’s marketing and loyalty program activities related to the new program.

“We are truly pleased to announce this new relationship with Citi and Mastercard,” said Dillard’s President Alex Dillard. “Our customers expect and deserve the highest level of customer care at Dillard’s and that includes providing premium credit services. We are confident we have aligned ourselves with the best in the business to offer first-class credit choices and exceptional cardholder experiences at Dillard’s for years to come.”

“We’re proud to enter this new long-term agreement with such a beloved and iconic brand like Dillard’s,” said Kartik Mani, Head of Citi Retail Services and Head of Connected Commerce. “Citi looks forward to bringing value to Dillard’s loyal customers through access to credit, rewards, and best-in-class digital capabilities from our trusted financial institution.”

“Today’s digital consumers expect value beyond a transaction, from brands they admire and trust,” said Jason Lane, Executive Vice President, Global Account Management at Mastercard. “We’re looking forward to creating seamless, safe and secure payment experiences for Dillard’s co-brand cardholders, with benefits and rewards that complement cardholders’ dynamic lifestyles.”

The companies expect to launch the new program in late summer 2024 for new Dillard’s credit applicants. The transfer of existing accounts to Citi is expected in the fall of 2024.

Greenhill & Co. served as financial advisor and Morrison Foerster served as legal counsel to Dillard’s in connection with the agreement.

Cautionary Statement About Forward-Looking Statements

This release contains certain forward-looking statements. Statements regarding future events with regard to the new credit card program agreement between the two parties including, but not limited to, the purchase of existing credit card accounts, the offering of new co-branded and private label credit cards, the provision of certain customer service and support functions, the timing of the new program launch and the timing of the transfer of existing accounts from are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company cautions that forward-looking statements contained in this report are based on estimates, projections, beliefs and assumptions of management and information available to management at the time of such statements and are not guarantees of future performance. The Company disclaims any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information or otherwise. Forward-looking statements of the Company involve risks and uncertainties and are subject to change based on various important factors. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements made by the Company and its management as a result of a number of risks, uncertainties and assumptions, including those detailed from time to time in our periodic reports filed with the Securities and Exchange Commission, particularly those set forth under the caption “Item 1A, Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2023.

CONTACT:

Dillard’s, Inc.

Julie Johnson Guymon

501-376-5965

julie.guymon@dillards.com